CONSENT OF INDEPENDENT AUDITORS


To the Board of Directors and Stockholders of Strategy International Insurance Group, Inc.


We hereby consent to the incorporation by reference, in this Registration Statement on Form S-8 of Strategy International Insurance Group, Inc., of our current report Form 8-K on June 18, 2004, and amended and re-filed on August 30, 2004.



                                        /s/  Samuel Klein and Company
                                        ---------------------------------
                                        Samuel Klein and Company
                                        Certified Public Accountants


Newark, New Jersey

December 22, 2004